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                              THE SENTINEL FUNDS


                 SUPPLEMENT DATED JULY 9, 2001 TO PROSPECTUS
                             DATED MARCH 30, 2001



     Effective July 9, 2001, the Sentinel Funds began offering Class C shares of the Small Company Fund. The Class C shares of the Small Company Fund have the same maximum sales charges and characteristics as the other Class C shares of the Funds, which are described on pages 12 and 37 of the Prospectus.

     We estimate that for the period July 9, 2001 to November 30, 2001, the annualized fund operating expenses of the Class C shares of the Small Company Fund, as a percentage of average net assets, will be as follows:

          Management Fees                              0.60%
          Distribution and Service (12b-1) Fees        1.00%
          Other Expenses:
               Accounting and Administrative Costs     0.03%
               Other                                   0.48%
          Total Other Expenses                         0.51%
                                                       -----
          Total Fund Operating Expense                 2.11%
                                                       =====

Example: (Costs of Investing)

     This example is intended to help you compare the cost of investing in the Class C shares of the Small Company Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Class C shares of the Small Company Fund for one year or three years, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below:

                If you redeem at the end of the period:

                1 Year                                       3 Year
                ------                                       ------
                $314                                          $661

               If you do not redeem:

               1 Year                                        3 Year
               ------                                        ------
               $214                                           $661